Exhibit 99.1

THE DISTRIBUTION OF THIS COMMUNICATION IN CERTAIN JURISDICTIONS MAY BE RESTRICTED OR AFFECTED BY THE LAWS OF SUCH JURISDICTIONS. ACCORDINGLY, COPIES OF THIS COMMUNICATION ARE NOT BEING, AND MUST NOT BE, MAILED OR OTHERWISE FORWARDED, DISTRIBUTED OR SENT IN, INTO, OR FROM ANY SUCH JURISDICTION.

MYLAN RAISES OFFER TO ACQUIRE PERRIGO

Increased offer consists of $75 per share in cash and 2.3 Mylan ordinary shares for each Perrigo ordinary share

POTTERS BAR, England, April 29, 2015 — Mylan N.V. (NASDAQ: MYL) today announced that, further to its announcement issued pursuant to Rule 2.5 of the Irish Takeover Rules on April 24, 2015 (the “Rule 2.5 Announcement”), it has increased its offer to acquire the issued and to be issued shares of Perrigo (NYSE: PRGO; TASE). Under the terms of the increased offer, Perrigo shareholders will receive $75 in cash and 2.3 Mylan ordinary shares for each Perrigo ordinary share (the “Increased Offer”).

Based on Mylan’s closing stock price of $68.36 on April 8, 2015, the first day of market reaction to the initial proposal, the value of today’s offer is $232.23 per Perrigo share, which represents a multiple of approximately 25x calendar year 2014 EBITDA (pro forma for Perrigo’s recent acquisition of Omega Pharma).

Goldman, Sachs & Co., as financial advisor to Mylan, is satisfied that sufficient resources are available to satisfy in full the cash consideration payable upon full acceptance of the Increased Offer.

Mylan’s Executive Chairman Robert J. Coury commented, “With this enhanced offer, I look forward to meeting with Joe Papa and his team to finalize the implementation of this truly compelling combination, which is a win-win for both Mylan and Perrigo shareholders and all other stakeholders.

“Previously, Mylan filed for U.S. anti-trust clearance, made a “hell or high water” commitment with respect to obtaining this clearance and committed to a timetable for closing. We have also secured firm committed financing for our offer. All of this, together with today’s action, will result in a transaction that provides compelling value and maximum speed and certainty to Perrigo and its shareholders. Further, this is a transaction that can, and will, be completed and create a powerhouse company that will be an engine for growing shareholder and stakeholder value as Mylan has done consistently for many years.”

Mylan’s Chief Executive Officer Heather Bresch commented, “The industrial logic behind the combination of Mylan and Perrigo will generate significant value for customers, patients, employees, shareholders and other stakeholders by creating a one-of-a-kind global healthcare company that will be uniquely positioned within our evolving industry given its complementary businesses and cultures, unmatched scale in its operations and infrastructure, broad and diverse portfolio, and immense reach across distribution channels around the world.”

As a result of the Increased Offer, it is expected that, following the consummation of the transaction, Mylan shareholders will own approximately 60.7% of the outstanding Mylan ordinary shares on a fully diluted basis and former Perrigo shareholders will own approximately 39.3% of the outstanding Mylan ordinary shares on a fully diluted basis.

This announcement is being made as an update and revision to the announcement issued pursuant to Rule 2.5 of the Irish Takeover Rules on April 24, 2015.

The Increased Offer is subject to the HSR Pre-Condition and the conditions and other terms set forth in Appendix 1 to the Rule 2.5 Announcement. Other than as set out in this announcement, all other terms and conditions as set forth in the Rule 2.5 Announcement apply to the Increased Offer. Save as provided for in this announcement, there has been no material change in any information previously published by Mylan or on its behalf during the offer period. Capitalized terms used in this announcement but not defined have the same meaning as in the Rule 2.5 Announcement.

Mylan reserves the right, with the consent of the Irish Takeover Panel, to elect to implement the acquisition of Perrigo by way of court-approved scheme of arrangement under Section 201 of the Companies Act of 1963 of Ireland, as amended, or Sections 449 to 455 of the Companies Act of 2014 of Ireland, as the case may be.

ABOUT MYLAN

Mylan is a global pharmaceutical company committed to setting new standards in healthcare. Working together around the world to provide 7 billion people access to high quality medicine, we innovate to satisfy unmet needs; make reliability and service excellence a habit; do what’s right, not what’s easy; and impact the future through passionate global leadership. We offer a growing portfolio of around 1,400 generic pharmaceuticals and several brand medications. In addition, we offer a wide range of antiretroviral therapies, upon which approximately 40% of HIV/AIDS patients in developing countries depend. We also operate one of the largest active pharmaceutical ingredient manufacturers and currently market products in about 145 countries and territories. Our workforce of approximately 30,000 people is dedicated to creating better health for a better world, one person at a time. Learn more at mylan.com.

ENQUIRIES

Mylan N.V.

Nina Devlin (Media), +1 (724) 514-1968

Kris King (Investors), +1 (724) 514-1813

Goldman Sachs (financial advisor)

Tim Ingrassia, +1 (212) 902 5186

Andre Kelleners, +1 (212) 347 8347

Michael Casey, +44 (20) 7774 4100

RESPONSIBILITY STATEMENT

The directors of Mylan accept responsibility for the information contained in this announcement, save that the only responsibility accepted by the directors of Mylan in respect of the information in this announcement relating to Perrigo, the Perrigo Group, the Perrigo Board and the persons connected with them, which has been compiled from published sources, has been to ensure that such information has been correctly and fairly reproduced or presented (and no steps have been taken by the directors of Mylan to verify this information). To the best of the knowledge and belief of the directors (who have taken all reasonable care to ensure that such is the case) the information contained in this announcement is in accordance with the facts and does not omit anything likely to affect the import of such information.

DEALING DISCLOSURE REQUIREMENTS

Under the provisions of Rule 8.3 of the Irish Takeover Rules, if any person is, or becomes, ‘interested’ (directly or indirectly) in, 1% or more of any class of ‘relevant securities’ of Perrigo or Mylan, all ‘dealings’ in any ‘relevant securities’ of Perrigo or Mylan (including by means of an option in respect of, or a derivative referenced to, any such ‘relevant securities’) must be publicly disclosed by not later than 3:30 pm (New York time) on the ‘business’ day following the date of the relevant transaction. This requirement will continue until the date on which the ‘offer period’ ends. If two or more persons co-operate on the basis of any agreement, either express or tacit, either oral or written, to acquire an ‘interest’ in ‘relevant securities’ of Perrigo or Mylan, they will be deemed to be a single person for the purpose of Rule 8.3 of the Irish Takeover Rules.

Under the provisions of Rule 8.1 of the Irish Takeover Rules, all ‘dealings’ in ‘relevant securities’ of Perrigo by Mylan or ‘relevant securities’ of Mylan by Perrigo, or by any party acting in concert with either of them, must also be disclosed by no later than 12 noon (New York time) on the ‘business’ day following the date of the relevant transaction.

A disclosure table, giving details of the companies in whose ‘relevant securities’ ‘dealings’ should be disclosed, can be found on the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie.

Interests in securities arise, in summary, when a person has long economic exposure, whether conditional or absolute, to changes in the price of securities. In particular, a person will be treated as having an ‘interest’ by virtue of the ownership or control of securities, or by virtue of any option in respect of, or derivative referenced to, securities.

Terms in quotation marks are defined in the Irish Takeover Rules, which can also be found on the Irish Takeover Panel’s website. If you are in any doubt as to whether or not you are required to disclose a dealing under Rule 8, please consult the Irish Takeover Panel’s website at www.irishtakeoverpanel.ie or contact the Irish Takeover Panel on telephone number +353 1 678 9020 or fax number +353 1 678 9289.

Goldman Sachs International, which is authorized by the Prudential Regulation Authority and regulated by the Financial Conduct Authority and the Prudential Regulation Authority in the United Kingdom, and its affiliate, Goldman, Sachs & Co, are acting as joint financial adviser to Mylan and no one else in connection with Mylan’s proposed acquisition of Perrigo and will not be responsible to anyone other than Mylan for providing the protections afforded to clients of Goldman Sachs International, Goldman, Sachs & Co or any of their affiliates, nor for providing advice in relation to Mylan’s acquisition of Perrigo or any other matters referred to in this announcement. Neither Goldman Sachs International nor Goldman, Sachs & Co. nor any of their affiliates owes or accepts any duty, liability or responsibility whatsoever (whether direct or indirect, whether in contract, in tort, under statute or otherwise) to any person who is not a client of Goldman Sachs International, Goldman, Sachs & Co. or any of their affiliates in connection with this announcement, any statement contained herein, Mylan’s proposed acquisition of Perrigo or otherwise.

ADDITIONAL INFORMATION

In connection with the Offer, Mylan expects to file certain materials with the SEC, including, among other materials, a Registration Statement on Form S-4 and a proxy statement on Schedule 14A (in preliminary and then definitive form). This communication is not intended to be, and is not, a substitute for such filings or for any other document that Mylan may file with the SEC in connection with the Offer. INVESTORS AND SECURITYHOLDERS OF MYLAN AND PERRIGO ARE URGED TO READ THE DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY (IF AND WHEN THEY BECOME AVAILABLE) BEFORE MAKING AN INVESTMENT DECISION BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT MYLAN, PERRIGO AND THE OFFER. Such documents will be available free of charge through the website maintained by the SEC at www.sec.gov or by directing a request to Mylan at 724-514-1813 or investor.relations@mylan.com. Any materials filed by Mylan with the SEC that are required to be mailed to shareholders of Perrigo and/or Mylan will also be mailed to such shareholders. This communication has been prepared in accordance with US securities law, Irish law and the Irish Takeover Rules.

A copy of this communication will be available free of charge at the following website: perrigotransaction.mylan.com. Such website is neither endorsed, nor sponsored, nor affiliated with Perrigo or any of its affiliates. PERRIGO® is a registered trademark of L. Perrigo Company.

PARTICIPANTS IN SOLICITATION

This communication is not a solicitation of a proxy from any investor or shareholder. However, Mylan and certain of its directors, executive officers and other members of its management and employees may be deemed to be participants in the solicitation of proxies in connection with the Offer under the rules of the SEC. Information regarding Mylan’s directors and executive officers may be found in the Mylan proxy statement/prospectus on Form S-4 filed with the SEC on 23 December 2014 and Mylan Inc.’s Annual Report on Form 10-K for the fiscal year ended 31 December 2014, which was filed with the SEC on 2 March 2015. These documents can be obtained free of charge from the sources indicated above. Additional information regarding the interests of these participants, which may, in some cases, be different than those of Mylan’s shareholders generally, will also be included in the materials that Mylan intends to file with the SEC when they become available.

NON-SOLICITATION

This communication is not intended to, and does not, constitute or form part of (1) any offer or invitation to purchase or otherwise acquire, subscribe for, tender, exchange, sell or otherwise dispose of any securities, (2) the solicitation of an offer or invitation to purchase or otherwise acquire, subscribe for, sell or otherwise dispose of any securities or (3) the solicitation of any vote or approval in any jurisdiction pursuant to this communication or otherwise, nor will there be any acquisition or disposition of the securities referred to in this communication in any jurisdiction in contravention of applicable law or regulation. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the US Securities Act.

FURTHER INFORMATION

The distribution of this communication in certain jurisdictions may be restricted or affected by the laws of such jurisdictions. Accordingly, copies of this communication are not being, and must not be, mailed or otherwise forwarded, distributed or sent in, into, or from any such jurisdiction. Therefore, persons who receive this communication (including, without limitation, nominees, trustees and custodians) and are subject to the laws of any such jurisdiction will need to inform themselves about, and observe, any applicable restrictions or requirements. Any failure to do so may constitute a violation of the securities laws of any such jurisdiction. To the fullest extent permitted by applicable law, Mylan disclaims any responsibility or liability for the violations of any such restrictions by any person.

FORWARD-LOOKING STATEMENTS

This communication contains “forward-looking statements.” These statements are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Such forward-looking statements may include, without limitation, statements about the proposed transaction, benefits and synergies of the proposed transaction, future opportunities for Mylan, Perrigo, or the combined company and products and any other statements regarding Mylan’s, Perrigo’s, or the combined company’s future operations, anticipated business levels, future earnings, planned activities, anticipated growth, market opportunities, strategies, competition and other expectations and targets for future periods. These may often be identified by the use of words such as “will”, “may”, “could”, “should”, “would”, “project”, “believe”, “anticipate”, “expect”, “plan”, “estimate”, “forecast”, “potential”, “intend”, “continue”, “target” and variations of these words or comparable words. Because forward-looking statements inherently involve risks and uncertainties, actual future results may differ materially from those expressed or implied by such forward-looking statements. Factors that could cause or contribute to such differences include, but are not limited to: uncertainties as to the timing of the proposed transaction; uncertainties as to whether Perrigo will cooperate with Mylan and whether Mylan will be able to consummate the proposed transaction; uncertainties as to whether shareholders will provide the requisite approvals for the proposed transaction; the possibility that competing offers will be made; the possibility that certain conditions to the consummation of the proposed transaction will not be satisfied; the possibility that Mylan will be unable to obtain regulatory approvals for the proposed transaction or be required, as a condition to obtaining regulatory approvals, to accept conditions that could reduce the anticipated benefits of the proposed transaction; the ability to meet expectations regarding the accounting and tax treatments of the proposed transaction, changes in relevant tax and other laws, including but not limited to changes in healthcare and pharmaceutical laws and regulations in the US and abroad; the integration of Perrigo being more difficult, time-consuming or costly than expected; operating costs, customer loss and business disruption (including, without limitation, difficulties in maintaining relationships with employees, customers, clients or suppliers) being greater than expected following the proposed transaction; the retention of certain key employees of Perrigo being difficult; the possibility that Mylan may be unable to achieve expected synergies and operating efficiencies in connection with the proposed transaction within the expected time-frames or at all and to successfully integrate Perrigo; expected or targeted future financial and operating performance and results; the capacity to bring new products to market, including but not limited to where Mylan uses its business judgment and decides to manufacture, market and/or sell products, directly or through third parties, notwithstanding the fact that allegations of patent infringement(s) have not been finally resolved by the courts (i.e., an “at-risk launch”); success of clinical trials and Mylan’s ability to execute on new product opportunities; the scope, timing and outcome of any ongoing legal proceedings and the impact of any such proceedings on financial condition, results of operations and/or cash flows; the ability to protect intellectual property and preserve intellectual property rights; the effect of any changes in customer and supplier relationships and customer purchasing patterns; the ability to attract and retain key personnel; changes in third-party relationships; the impact of competition; changes in the economic and financial conditions of the businesses of Mylan, Perrigo, or the combined company; the inherent challenges, risks, and costs in identifying, acquiring and integrating complementary or strategic acquisitions of other companies, products or assets and in achieving anticipated synergies; uncertainties and matters beyond the control of management; and inherent uncertainties involved in the estimates and judgments used in the preparation of financial statements, and the providing of estimates of financial measures, in accordance with GAAP and related standards or on an adjusted basis. For more detailed information on the risks and uncertainties associated with Mylan’s business activities, see the risks described in Mylan Inc.’s Annual Report on Form

10-K for the year ended 31 December 2014 and our other filings with the SEC. You can access Mylan’s filings with the SEC through the SEC website at www.sec.gov, and Mylan strongly encourages you to do so. Mylan undertakes no obligation to update any statements herein for revisions or changes after the date of this release, except as required by law.

NO PROFIT FORECAST / ASSET VALUATIONS

No statement in this announcement is intended to constitute a profit forecast for any period, nor should any statements be interpreted to mean that earnings or earnings per share will necessarily be greater or lesser than those for the relevant preceding financial periods for Mylan or Perrigo as appropriate. No statement in this announcement constitutes an asset valuation.

SOURCES AND BASES OF INFORMATION

The financial and other information concerning Perrigo and Mylan has been extracted from published sources. In particular, the share price information for Mylan on 8 April 2015 is sourced from NASDAQ.

Perrigo’s pro forma 2014 EBITDA is based on Perrigo’s and Omega Pharma’s public filings.

The information set forth under “About Mylan” is extracted from Mylan Inc.’s Annual Report (Form 10-K) for the period ended 31 December 2014, filed with the SEC on 2 March 2015.